Investments	12 Months Ended
Jun. 30, 2021
Investments [Abstract]
INVESTMENTS
4.	INVESTMENTS

The following table summarizes the Group’s investment balances:

	As of June 30,
	2020	2021	2021
	RMB	RMB	US$
Short-term investments
- Private equity funds product-A	2,000	-	-
- Private equity funds product-B	2,000	-	-
Total short-term investments	4,000	-	-

The private equity funds product A was purchased by the Group’s subsidiary Shenzhen Qianhai Zhonghui Huiguan Investment Management Co., Ltd. (“Zhonghui”) in October 2017, which the Group had insignificant equity interest but acted as a general partner. The Group accounted for this private equity fund investment using the equity method of accounting since the Group had significant influence on the investees. It was classified as short-term investment because the Group intended to sell it within one year. As we sold Zhonghui to a third party in December 2020, this investment no longer belonged to the Group.

The Group purchased private equity fund product B on April 25, 2018, which the Group acted as a limited partner with insignificant equity interest (less than 1%). The Group accounted for this private equity funds investment using the cost method of accounting due to the fact that the Group had no significant influence on the investee. As of June 30, 2020, this investment was reclassified as short-term as the Group intended to sell it within one year. Subsequently, the Group fully disposed this investment in July 2020.

The Group recorded investment income on these investments of RMB172, RMB1,499 and RMB653 for the years ended June 30, 2019, 2020 and 2021, respectively.